UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 5, 2009
Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165

(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)
(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

2.01. Completion of Acquisition or Disposition of Assets
          On November 5, 2009, an affiliate of Shopoff Properties Trust, Inc. (the “Company”), SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company and wholly owned subsidiary of the Company’s affiliate, Shopoff Partners, L.P. (“Buyer”), closed on the purchase of real property, commonly known as “Tuscany Valley,” consisting of (a) 519 entitled but unimproved residential lots and 2 commercial lots located in the City of Lake Elsinore, California, and (b) 400 acres of unentitled and unimproved land located in the City of Chino Hills, California. The purchase price was $9,600,000.
          The purchase was made pursuant to a purchase and sale agreement and joint escrow instructions, dated September 30, 2008 (the “Tuscany Valley Purchase Agreement”), by and between the Company’s Advisor, Shopoff Advisors, L.P. (the “Advisor”) and TSG Little Valley L. P., a California limited partnership (“Seller”), whereby Seller agreed to sell and the Company’s Advisor agreed to buy, 163 entitled but unimproved residential lots located in the City of Lake Elsinore, California. The contract purchase price was $4,890,000.
          The Tuscany Valley Purchase Agreement was subsequently amended by those certain amended/supplemental escrow instructions dated October 16, 2008, October 27, 2008, November 11, 2008, November 25, 2008, December 30, 2008, January 13, 2008, January 27, 2009, and February 24, 2009, which each postponed the closing date of the transaction. The Tuscany Valley Purchase Agreement was further amended by that certain undated Corrective Amendment, which was drafted for the sole purpose of changing a signature block on the Tuscany Valley Purchase Agreement.
          On September 3, 2009, the Advisor executed an assignment of purchase and sale agreement whereby the Advisor assigned all of its rights, title and interest in the Tuscany Valley Purchase Agreement to Buyer.
          Also on September 3, 2009, Buyer entered into a first amendment to purchase and sale agreement and joint escrow instructions with Seller, which amended the Tuscany Valley Purchase Agreement as follows: (a) Buyer agreed to purchase additional property from Seller consisting of 356 entitled but unimproved, residential lots and 2 commercial lots located in the City of Lake Elsinore, California and 400 acres of unentitled and unimproved land located in the City of Chino Hills, California, (b) the purchase price was increased to $9,600,000 from $4,890,000, (c) the nonrefundable deposit requirement was increased to $2,000,000 from $1,000,000, and (d) the escrow closing date was amended to on or before November 30, 2009.
          On October 15, 2009, Buyer entered into a second amendment to purchase and sale agreement and joint escrow instructions with Seller to provide that $2,900,000 of the purchase price would be paid by Buyer’s execution and delivery into escrow of (a) an all-inclusive purchase money note secured by deed of trust (“Promissory Note”) in favor of Seller, as payee therein, in the principal amount of $2,900,000, and (b) an all-inclusive deed of trust executed by Buyer in favor of Seller, as beneficiary therein, securing the foregoing all-inclusive purchase money note. On October 15, 2009, the second amendment was restated (the “Restated Second Amendment”) for the sole purpose of correcting a signature block.
          The Promissory Note bears interest at a rate of twelve percent per annum, and has a maturity date in twelve months at which time all accrued and unpaid interest and principal is due in full. No payments are due during the term of the Promissory Note. The Promissory Note with its loan balance of $2,900,000 includes the unpaid balance of that certain other promissory note having a loan date of April 3, 2006, in the original principal amount of $2,000,000, payable by Seller to 1st Centennial Bank (the “Included Note”). The Included Note is secured by a deed of trust dated April 3, 2006 and recorded on April 10, 2006 in the Official Records of Riverside County, California as Instrument No. 2005-0254320. The outstanding principal balance on the Included Note as of November 3, 2009 was approximately $1,750,000. The current payee under the Included Note is the Federal Deposit Insurance Corporation, as receiver for 1st Centennial Bank.
           Should Seller fail to pay any installments when due upon the Included Note, Buyer may make such payments directly to payee of the Included Note, and the amount shall be credited to the next following installment or installments due under the Promissory Note. If Buyer fails to make any payment when required under the Promissory Note, Seller has the option to immediately declare all sums due and owing under the Promissory Note.
          Stevan J. Gromet, President of Portfolio Partners, Inc., a California corporation, the general partner of Seller, is a shareholder of the Company with ownership of 47,800 shares as of September 30, 2009, which represents approximately 2.51% of our total shares outstanding including 21,100 shares purchased by our sponsor and 35,000 vested restricted stock grants issued to our officers and directors.
          Seller is a shareholder of the Company with ownership of 380,500 shares as of September 30, 2009, which represents approximately 19.95% of the Company’s total shares outstanding including 21,100 shares purchased by our sponsor and 35,000 vested restricted stock grants issued to our officers and directors.
          The Advisor received an acquisition fee equal to 3% of the contract purchase price, or $288,000, upon consummation of the transaction.
          The foregoing description is qualified in its entirety by reference to the full text of the Tuscany Valley Purchase Agreement and the amendments attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.5 and incorporated herein by reference.
          The above description of Promissory Note is qualified in its entirety by the full text of the Promissory Note attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
           The information set forth under “Item 2.01 —Completion of Acquisition or Disposition of Assets” is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement between Shopoff Advisors and TSG Little Valley, L.P. dated September 30, 2008 (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on November 14, 2008 and incorporated herein by reference).

10.2	Assignment of Purchase and Sale Agreement between Shopoff Advisors and SPT- Lake Elsinore Holding Co., LLC dated September 3, 2009.

10.3	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between TSG Little Valley, L.P. and SPT-Lake Elsinore Holding Co., LLC and dated September 3, 2009.

10.4	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between TSG Little Valley, L.P. and SPT-Lake Elsinore Holding Co., LLC and dated October 15, 2009.

10.5	Restated Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between TSG Little Valley, L.P. and SPT-Lake Elsinore Holding Co., LLC and dated October 15, 2009.

10.6	All-Inclusive Purchase Money Note Secured By Deed Of Trust between SPT- Lake Elsinore Holding Co., LLC and TSG Little Valley, L.P. and dated November 6, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.
Date: November 12, 2009
By:	/s/ William A. Shopoff
William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement between Shopoff Advisors and TSG Little Valley, L.P. dated September 30, 2008 (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on November 14, 2008 and incorporated herein by reference).

10.2	Assignment of Purchase and Sale Agreement between Shopoff Advisors and SPT- Lake Elsinore Holding Co., LLC dated September 3, 2009.

10.3	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between TSG Little Valley, L.P. and SPT-Lake Elsinore Holding Co., LLC and dated September 3, 2009.

10.4	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between TSG Little Valley, L.P. and SPT-Lake Elsinore Holding Co., LLC and dated October 15, 2009.

10.5	Restated Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between TSG Little Valley, L.P. and SPT-Lake Elsinore Holding Co., LLC and dated October 15, 2009.

10.6	All-Inclusive Purchase Money Note Secured By Deed Of Trust between SPT- Lake Elsinore Holding Co., LLC and TSG Little Valley, L.P. and dated November 6, 2009.